UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest reported): February 15, 2007

                             BJ'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

        California                   0-21423                   33-0485615
        ----------                   -------                   ----------
     (State or other               (Commission                (IRS Employer
       jurisdiction                File Number)             Identification No.)
     of incorporation)

               7755 Center Avenue
                   Suite 300
         Huntington Beach, California                      92647
         -----------------------------                     -----
    (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (714) 500-2400
                                                           --------------

         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On February 15, 2007, BJ's Restaurants, Inc., a California corporation (the "Registrant"), announced its financial results for the fourth quarter and fiscal year ended January 2, 2007. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Form 8-K and Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

             Exhibit No.      Description

                99.1          Press Release dated February 15, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BJ'S RESTAURANTS, INC.
February 15, 2007                        (Registrant)


                                         By:  /s/ GERALD W. DEITCHLE
                                             -----------------------
                                                Gerald W. Deitchle
                                                Chief Executive Officer,
                                                President and Director

                                         By:  /s/ GREGORY S. LEVIN
                                             ---------------------
                                                Gregory S. Levin
                                                Chief Financial Officer